UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 20, 2009

(Date of earliest event reported)

Triple Crown Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51636	20-3012824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

725A Old Norcross Road, Lawrenceville, GA	725A Old Norcross Road, Lawrenceville, GA
(Address of principal executive offices)	(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 338-7351

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Form 8-K

Item 7.01	Regulation FD

On November 20, 2009, Triple Crown Media, Inc. (the “Company”) filed with the United States Bankruptcy Court in the District of Delaware (the “Bankruptcy Court”) its monthly operating report for the time period from September 14, 2009 through October 31, 2009 (the “Monthly Operating Report”). September 14, 2009 is the date the Company filed a petition for relief with the Bankruptcy Court under chapter 11 of the United States Bankruptcy Code. The Monthly Operating Report is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The Monthly Operating Report is available on the internet website of the claims agent Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Monthly Operating Report for the period from September 14, 2009 through October 31, 2009, filed with the United States Bankruptcy Court in the District of Delaware.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triple Crown Media, Inc.

Date: November 24, 2009	By:	/s/ Mark G. Meikle
	Name:	Mark G. Meikle
	Title:	Executive Vice President and Chief Financial Officer